UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

 FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
August 16, 2013
(Date of earliest event report)

WEYERHAEUSER COMPANY
(Exact name of registrant as specified in charter)

Washington	1-4825	91-0470860
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification Number)
Federal Way, Washington 98063-9777
(Address of principal executive offices)
(zip code)
Registrant’s telephone number, including area code:
(253) 924-2345

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

¬	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
¬	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
¬	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
¬	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
Item 8.01	Other Events
Item 9.01	Financial Statements and Exhibits
SIGNATURES
Exhibit 99.1

ITEM 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On August 16, 2013, Lawrence B. Burrows notified Weyerhaeuser Company ("Weyerhaeuser" or the "Company") of his decision to retire from the Company. The anticipated effective date for Mr. Burrows' retirement from Weyerhaeuser is October 31, 2013.
ITEM 8.01. Other Events
On August 21, 2013, Weyerhaeuser issued a press release announcing certain changes to its senior management team. A copy of the press release is attached as Exhibit 99.1 hereto.
ITEM 9.01. Financial Statements and Exhibits
(d)    Exhibits
The following item is filed as an exhibit to this report:
99.1    Press Release of Weyerhaeuser Company issued August 21, 2013

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WEYERHAEUSER COMPANY

By	/s/ Jeanne M. Hillman
Its:	Vice President and Chief Accounting Officer

Date: August 21, 2013